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                              UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                         _________________________

                                  Form 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  February 14, 2005

                               DAN RIVER INC.
           (Exact name of registrant as specified in its charter)

                       Commission file number 1-13421


            GEORGIA                          58-1854637
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

          2291 Memorial Drive                24541
          Danville, Virginia                 (Zip Code)
          (Address of principal executive offices)

   Registrant's telephone number, including area code:  (434) 799-7000

                              Not applicable
                              --------------
       (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03 Bankruptcy or Receivership.

As previously disclosed, on March 31, 2004, Dan River Inc. and its subsidiaries The Bibb Company LLC, Dan River International Ltd. and Dan River Factory Stores, Inc. (collectively, the "Company") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Georgia, Newnan Division (the "Bankruptcy Court"). On January 18, 2005, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Plan.

On February 14, 2005 (the "Effective Date"), the Company satisfied the conditions precedent to effectiveness and filed a Notice of Effective Date of Plan with the Bankruptcy Court, thereby emerging from Chapter 11. A press release issued by the Company is attached as Exhibit 99.1.

As part of the consummation of the Plan, on the Effective Date the approximately 22,500,000 outstanding shares of class A and class B common stock have been cancelled. As of the Effective Date, the Company is authorized to issue up to 40 million shares of common stock, par value $0.01, per share, to certain of the Company's post-emergence lenders and to its unsecured pre-petition creditors. Shares will be distributed to creditors as the Company completes the claims reconciliation process.


Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.         Description
-----------         -----------
99.1                Press release dated February 14, 2005


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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAN RIVER INC. (Registrant)



Date:  February 14, 2005           /s/ Harry L. Goodrich
                                   ---------------------------------
                                   Harry L. Goodrich
                                   Vice President

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                               EXHIBIT INDEX

Exhibit No.              Description of Exhibit
-----------              ----------------------

99.1 			Press Release dated February 14, 2005